Exhibit 10.3

AMENDMENT NO. 2

TO

REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of July 26, 2005, made among ITC^DeltaCom, Inc., a Delaware corporation (the “Company”), and each person listed on the signature pages hereof under the heading “Series A Preferred Stockholders.”

WITNESSETH:

WHEREAS, pursuant to the Warrant Agreement, dated as of the date hereof, between the Company and Mellon Investor Services LLC, as Warrant Agent, the Company has issued or will issue to certain lenders to the Company (collectively, the “TCP Securityholders”) on or after the date hereof warrants (the “Warrants”) to purchase shares of (i) the 8% Series C Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company (the “Series C Preferred Stock”), and (ii) the Common Stock, par value $0.01 per share, of the Company (the “Common Stock”);

WHEREAS, as of the date hereof, the Company has entered into a registration rights agreement (the “TCP Registration Rights Agreement”) among the Company and the TCP Securityholders, pursuant to which the persons specified therein will be entitled to certain shelf, demand and piggyback registration rights with respect to the Warrants, the Series C Preferred Stock, the Common Stock and other securities, as specified therein; and

WHEREAS, the parties to this Amendment wish to amend the Registration Rights Agreement, dated as of October 29, 2002, as amended and restated as of October 6, 2003 and as further amended as of December 4, 2003 (the “Agreement”), among the Company, the persons listed on the signature pages hereof under the heading “Series A Preferred Stockholders” and the other parties to such agreement to facilitate the execution, delivery and performance of the TCP Registration Rights Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness. This Amendment shall be effective as of the date hereof.

2. Definitions.

(a) Section 1 of the Agreement is hereby amended by adding, in the appropriate alphabetical order, the following definitions to such Section 1:

“TCP Holder” means any holder of TCP Registrable Securities.

“TCP Registrable Securities” means, with respect to any offering hereunder, the “Registrable Securities” (as defined in the TCP Registration Rights Agreement) that the “Holders” (as defined in the TCP Registration Rights Agreement) are entitled to request be included in such offering pursuant to the TCP Registration Rights Agreement as in effect on the date hereof.

“TCP Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 26, 2005, among the Company and the other Persons listed on the signature pages thereof.

“Rule 144A Resale Shelf Registration” means a registration under the Securities Act of convertible notes, preferred stock and/or warrants for resale of such securities by the purchasers thereof acquired in an offering under the Securities Act made to one or more nationally recognized investment banking firms as initial purchasers for reoffering by such initial purchasers solely to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), to other institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), or to investors outside the United States in compliance with Regulation S under the Securities Act.

(b) The definitions of “Excluded Registration,” “Other Registrable Securities,” “WCAS Registrable Securities” and “WCAS Registration Rights Agreement” set forth in Section 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Excluded Registration” means (i) a registration of Common Stock under the Securities Act pursuant to a registration statement filed (a) on Form S-4 or Form S-8 or any successor registration forms that may be adopted by the SEC or (b) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company or employees of the Company or its subsidiaries, (ii) a Rule 144A Resale Shelf Registration or (iii) a registration statement filed pursuant to Section 3 of the TCP Registration Rights Agreement.”

“Other Registrable Securities” means, with respect to any offering hereunder, the securities that any Person is entitled to request be included in such offering pursuant to any registration rights agreement other than this Agreement, the WCAS Registration Rights Agreement or the TCP Registration Rights Agreement.”

“WCAS Registrable Securities” means, with respect to any offering hereunder, the “Registrable Securities” (as defined in the WCAS Registration Rights Agreement) that the Holders (as defined in the WCAS Registration Rights Agreement) are entitled to request be included in such offering pursuant to the WCAS Registration Rights Agreement.”

“WCAS Registration Rights Agreement” means the Registration Rights Agreement, dated as of October 6, 2003, as amended as of December 4, 2003 and July 26, 2005, among the Company and the other Persons listed on the signature pages thereof.”

3. Amendment to Section 2. Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

2. “Securities Subject to this Agreement. The Registrable Securities are the sole securities entitled to the benefits of this Agreement. For the purposes of this Agreement, Registrable Securities held by any Holder shall cease to be Registrable Securities (and such Holder shall cease to have any registration rights with respect to such securities under this Agreement) on the date and to the extent that (a) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (b) such Registrable Securities have been sold or transferred in accordance with the requirements of Rule 144, (c) such Registrable Securities have been otherwise transferred or disposed of, certificates therefor not bearing a legend restricting further transfer or disposition thereof shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration of such securities under the Securities Act, (d) all Registrable Securities then owned by such Holder may be sold or transferred by such Holder without holding period, volume or manner of offering limitations under the Securities Act and the rules and regulations thereunder (assuming for this purpose that all outstanding Warrants are exercised on a cashless exercise basis), (e) all Registrable Securities then owned by such Holder may be sold or transferred by such Holder within any three-month period in accordance with the requirements of Rule 144 (assuming for this purpose that all outstanding Warrants are exercised on a cashless exercise basis) or (f) such Registrable Securities have ceased to be outstanding.”

4. Underwritten Offerings. Notwithstanding the provisions of Section 3(c) or Section 4(c) of the Agreement, the Plan of Distribution attached as Exhibit A to the Agreement or any other provision of the Agreement, as amended by this Amendment, each person listed on the signature pages hereof under the heading “Series A Preferred Stockholders” hereby irrevocably waives the right of the Holders to demand an Underwritten Offering under the Shelf Registration Statement pursuant to Section 4(c) or any other provision of the Agreement. All capitalized terms used in this Section 4 and not defined in this Amendment shall have the meanings given to such terms in the Agreement.

5. Demand Registrations. Section 4(f) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(f) Subject to Section 4(g), a registration requested pursuant to this Section 4 shall not be deemed to be effected for purposes of this Section 4: (i) if the Registration Statement for such registration has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder; (ii) in the case of a Registration Statement which does not contemplate an Underwritten Offering, if such Registration Statement does not remain effective for at least 120 days (or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn); (iii) in the case of a Registration Statement which contemplates an Underwritten Offering, if (A) such Registration Statement does not remain effective for at least 120 days plus such longer period (not to exceed 90 days after the 120th day) as, in the opinion of counsel for the underwriter or underwriters, is required by law for the delivery of a Prospectus in connection with the sale of Registrable

Securities by an underwriter or dealer, or (B) the conditions to closing specified in the applicable underwriting agreement are not satisfied by reason of a violation or breach of such underwriting agreement or this Agreement by the Company; or (iv) if, as a result of a determination made by the lead managing underwriter or (if the offering shall not be an Underwritten Offering) the Holders pursuant to Section 6(a), the Holders shall not be entitled to include at least 75% of the Registrable Securities that such Holders requested pursuant to Section 4(a) to be so included in such registration (calculated on an as-converted basis, assuming that all Registrable Securities requested for inclusion in such registration that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock).”

6. Cutbacks. Section 6 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6. Cutbacks.

(a) Offerings by the Holders, the WCAS Stockholders or the TCP Holders. In connection with any offering covered by a Registration Statement filed pursuant to Section 4 of this Agreement, Section 4 of the WCAS Registration Rights Agreement or Section 4 of the TCP Registration Rights Agreement, if the lead managing underwriter or (if the offering shall not be an Underwritten Offering) the Holders, the WCAS Stockholders or the TCP Holders who have exercised a demand registration to initiate such offering give written notice (a “Cutback Notice”) to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of any such notice that has not been made by the Holders to all Holders who have requested to include Registrable Securities in such offering) that, in its or their reasonable and good faith opinion, the Registrable Securities, the WCAS Registrable Securities and the TCP Registrable Securities requested to be included in such offering exceed the number which can be sold in such offering without being likely to have a significant adverse effect on the offering price, timing or distribution of the class of securities offered, on the market for the securities offered or on the market for the Common Stock (an “Adverse Offering Effect”), then the Company shall include in such offering only the number of Registrable Securities, WCAS Registrable Securities and TCP Registrable Securities which, in the good faith opinion of such underwriter or (if the offering shall not be an Underwritten Offering) the Holders, the WCAS Stockholders or the TCP Holders who have exercised a demand registration to initiate such offering, as the case may be, can be included without having an Adverse Offering Effect. In such event, the shares of Common Stock and other securities to be included in such offering shall consist of (i) first, all of the Registrable Securities that the Holders propose to sell pursuant to Section 4 or 5, all of the WCAS Registrable Securities that the WCAS Stockholders propose to sell pursuant to Section 4 or 5 of the WCAS Registration Rights Agreement and all of the TCP Registrable Securities that the TCP Holders propose to sell pursuant to Section 4 or 5 of the TCP Registration Rights Agreement (with any reduction in such number being allocated among the Holders, the WCAS Stockholders and the TCP Holders pro-rata based on the number, as of the date of delivery of the first Cutback Notice delivered to the Holders, the WCAS Stockholders and the TCP Holders in connection with such offering, of shares of Common Stock represented by the Registrable Securities, the WCAS Registrable Securities or the TCP Registrable Securities, as the case may be, requested by the Holders, the WCAS Stockholders and the TCP Holders to be included in such offering, calculated on an as-converted basis assuming that all of the Registrable Securities of the Holders, all of the WCAS Registrable Securities of the WCAS Stockholders and all of the TCP Registrable Securities of the TCP Holders requested to be so included that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock as of such date), (ii) second, the number, if any, of shares of Common Stock or other securities the Company proposes to sell for its own account that, in the reasonable and good faith opinion of such lead managing underwriter or (if the offering shall not be an Underwritten Offering) the Holders, the WCAS Stockholders or the TCP Holders who have exercised a demand registration to initiate such offering can be sold without having an Adverse Offering Effect, and (iii) third, the number, if any, of other shares of Common Stock and other securities requested to be included in such offering that, in the reasonable and good faith opinion of such lead managing underwriter or (if the offering shall not be an Underwritten Offering) the Holders, the WCAS Stockholders or the TCP Holders who have exercised a demand registration to initiate such offering can be sold without having an Adverse Offering Effect, such other shares of Common Stock and other securities to be allocated among the holders thereof who have requested that their shares and other securities be so included in accordance with the provisions of their registration rights agreements with the Company.

(b) Offerings by the Company. Each Holder wishing to include Registrable Securities pursuant to Section 5(a) in any offering covered by a Registration Statement filed by the Company relating to a public offering of Common Stock or other securities for its own account (other than in connection with an Excluded Registration) shall have the right to include such Registrable Securities in any such offering only to the extent that the inclusion of such Registrable Securities shall not reduce the number of shares of Common Stock or other securities to be offered and sold therein by the Company for its own account. In connection with the inclusion of Registrable Securities pursuant to Section 5(a) in any such offering by the Company, if the lead managing underwriter in an Underwritten Offering delivers a Cutback Notice to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of any such notice to all Holders who have requested to include Registrable Securities in such offering) or (if the offering shall not be an Underwritten Offering) the Company delivers a Cutback Notice to the Holders, then the Company shall include in such offering, in addition to the securities the Company proposes to sell for its own account, only the aggregate number of securities that, in the reasonable and good faith opinion of such lead managing underwriter or (if the offering shall not be an Underwritten Offering) the Company, can be included without having an Adverse Offering Effect. Such aggregate number of securities to be included in such offering shall be allocated on a pro rata basis among (i) the Holders who have requested Registrable

Securities be so included, (ii) the WCAS Stockholders who have requested WCAS Registrable Securities be so included and (iii) the TCP Holders who have requested TCP Registrable Securities be so included, based on the number, as of the date of delivery of the first Cutback Notice delivered to the Holders, the WCAS Stockholders and the TCP Holders in connection with such offering, of shares of Common Stock represented by the Registrable Securities, the WCAS Registrable Securities or the TCP Registrable Securities, as the case may be, requested by the Holders, the WCAS Stockholders and the TCP Holders to be included in such offering, calculated on an as-converted basis assuming that all of the Registrable Securities of the Holders, all of the WCAS Registrable Securities of the WCAS Stockholders and all of the TCP Registrable Securities of the TCP Holders requested to be so included that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock as of such date. No other securities shall be included in such offering except to the extent that, in the reasonable and good faith opinion of such lead managing underwriter or (if the offering shall not be an Underwritten Offering) the Company, such securities can be included without having an Adverse Offering Effect.

(c) Other Offerings In connection with any offering described in Section 5(a), other than an offering covered by a Registration Statement filed pursuant to Section 4 of this Agreement, Section 4 of the WCAS Registration Rights Agreement or Section 4 of the TCP Registration Rights Agreement, or an offering by the Company for its own account, if the lead managing underwriter (if the offering shall be an Underwritten Offering) or the Initiating Securityholder (if the offering shall not be an Underwritten Offering) delivers a Cutback Notice to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of any such notice to all Holders who have requested to include Registrable Securities in such offering), then the Company shall include in such offering only the number of Registrable Securities, WCAS Registrable Securities, TCP Registrable Securities and Other Registrable Securities which, in the good faith opinion of such underwriter or the Initiating Securityholders, as the case may be, can be included without having an Adverse Offering Effect. In such event, the shares of Common Stock and other securities to be included in such offering shall consist of (i) first, all of the Registrable Securities that the Holders propose to sell pursuant to Section 5, all of the WCAS Registrable Securities that the WCAS Stockholders propose to sell pursuant to Section 5 of the WCAS Registration Rights Agreement, all of the TCP Registrable Securities that the TCP Holders propose to sell pursuant to Section 4 of the TCP Registration Rights Agreement and all Other Registrable Securities that the Initiating Securityholders propose to sell (with any reduction in such number being allocated pro-rata based on the number, as of the date of delivery of the first Cutback Notice delivered to the Holders, the WCAS Stockholders and the TCP Holders in connection with such offering, of shares of Common Stock represented by the Registrable Securities, the WCAS Registrable Securities or the TCP Registrable Securities, as the case may be, requested by the Holders, the WCAS Stockholders and the TCP Holders to be included in such offering, calculated on an as-converted basis assuming that all of the Registrable Securities of the Holders, all of the WCAS Registrable Securities of the WCAS Stockholders and all of the TCP Registrable

Securities of the TCP Holders requested to be so included that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock as of such date), (ii) second, the number, if any, of shares of Common Stock or other securities the Company proposes to sell for its own account that, in the reasonable and good faith opinion of such lead managing underwriter or the Initiating Securityholders, as applicable, can be sold without having an Adverse Offering Effect, and (iii) third, the number, if any, of other shares of Common Stock and other securities requested to be included in such offering that, in the reasonable and good faith opinion of such lead managing underwriter or the Initiating Securityholders, as applicable, can be sold without having an Adverse Offering Effect, such other shares of Common Stock and other securities to be allocated among the holders thereof who have requested that their shares and other securities be so included in accordance with the provisions of their registration rights agreements with the Company.”

7. Reports Under the Exchange Act. Section 14 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“14. Reports Under the Exchange Act. For so long as any Registrable Securities remain outstanding, the Company shall use best efforts (a) to file with the SEC in a timely manner all reports required to be filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act and (b) to comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144 and to take such other actions and furnish any Holder with such information as such Holder may reasonably request in order to avail itself of Rule 144 or any other rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration.”

8. No Inconsistent Agreements; Most Favorable Provisions. Section 15 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“15. No Inconsistent Agreements; Most Favorable Provisions. The Company is not currently a party to, and after the date hereof shall not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities by this Agreement. The Holders agree for purposes of this Section 15 that (i) the WCAS Registration Rights Agreement, as amended as of the date hereof by Amendment No. 1 and Amendment No. 2 thereto, and (ii) the TCP Registration Rights Agreement in the form attached hereto as Exhibit A are not inconsistent with the rights of the Holders hereunder. If the Company shall (A) further amend the WCAS Registration Rights Agreement, (B) amend the TCP Registration Rights Agreement or (C) enter into any agreement after the date hereof with any other Person, in each case, pursuant to which the WCAS Stockholders under the WCAS Registration Rights Agreement, the TCP Holders under the TCP Registration Rights Agreement or such other Person under such other agreement, as the case may be, shall have registration rights with respect to any security of the Company that are materially more favorable to the WCAS Stockholders, the TCP Holders or such other Person, as the case may be, than those set forth in this Agreement, this Agreement shall thereupon, and without any further action on the part of any Holder or the Company, be deemed to be, and shall be, automatically amended to provide such materially more favorable rights to the Holders. Notwithstanding the foregoing provisions of this Section 15, this Section 15 shall not apply to, and shall not provide the Holders with any rights with respect to, any agreement relating to a Rule 144A Resale Shelf Registration.”

9. Assignment of Registration Rights. Section 16 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“16. Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations hereunder) by any Holder in connection with a transfer of such Registrable Securities to any transferee who, immediately following such transfer, holds at least 5% of then-outstanding Registrable Securities (calculated on an as-converted basis, assuming that all outstanding Registrable Securities that are convertible into or exercisable for Common Stock are converted into or exercised for Common Stock); provided that, as a condition to the effectiveness of such assignment, such transferee shall be required to execute a counterpart of this Agreement and each amendment to this Agreement; and provided further, that the foregoing 5% ownership condition shall not apply to any transfer of Registrable Securities by a Holder to any transferee who is an Affiliate of such Holder immediately prior to such transfer. Upon such transferee’s execution of such counterparts, such transferee shall be deemed to be a Holder for all purposes of this Agreement and shall be entitled to the benefits of, and shall be subject to the restrictions contained in, this Agreement, as amended from time to time, as a Holder hereunder to the same extent as if such transferee had originally been included in the definition of a Holder and had originally been a party hereto.”

10. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ Richard E. Fish, Jr.
Name:	Richard E. Fish, Jr.
Title:	Chief Financial Officer

[signatures of Series A Preferred Stockholders on following pages]

/s/ Campbell B. Lanier, III
Campbell B. Lanier, III

THE BURTON PARTNERSHIP,
LIMITED PARTNERSHIP

By:	/s/ Donald W. Burton
Name:	Donald W. Burton
Title:	General Partner

THE BURTON PARTNERSHIP (QP), L.P.
THE BURTON PARTNERSHIP QP, LIMITED PARTNERSHIP

By:	/s/ Donald W. Burton
Name:	Donald W. Burton
Title:	General Partner

/s/ Douglas A. Shumate
Douglas A. Shumate

/s/ J. Smith Lanier, II
J. Smith Lanier, II

/s/ Elizabeth Walker Lanier
Elizabeth Walker Lanier

/s/ Carol L. Hodges
Carol L. Hodges

/s/ Ellen L. Collins
Ellen L. Collins

/s/ John T. Lanier
John T. Lanier

/s/ Elizabeth L. Lester
Elizabeth L. Lester

The 1997 Trust FBO Campbell B. Lanier, IV

By:	/s/ James O. Hayes, Jr.
Name:	James O. Hayes, Jr.
Title:	Trustee

The 1999 Trust FBO Campbell B. Lanier, IV

By:	/s/James O. Hayes, Jr.
Name:	James O. Hayes, Jr.
Title:	Trustee